                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      JANUARY 31, 1997
                                                 ----------------------------



                       HARRY'S FARMERS MARKET, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           GEORGIA                       0-21486                  58-2037452
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                            1180 UPPER HEMBREE ROAD
                             ROSWELL, GEORGIA 30076
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                              (770) 664-6300
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.
------   ------------


   On January 31, 1997, Harry's Farmers Market, Inc. (the "Company") entered into a series of agreements with HFMI Acquisition Corporation, a Delaware corporation which subsequently changed its name to Progressive Food Concepts, Inc. ("PFCI"), pursuant to which, as more particularly described below, (i) PFCI has agreed to invest in the Company in the form of a $12 million loan funded at the closing, which is exchangeable, on the terms provided therein, for shares of convertible preferred stock of the Company convertible into 3,000,000 shares of the Company's Class A common stock, no par value ("Class A Common Stock"), and a commitment to loan up to an additional $8 million, which would be optionally exchangeable for shares of convertible preferred stock of the Company convertible into an aggregate of 2,000,000 shares of Class A Common Stock, together with a warrant to purchase up to an additional 2,000,000 shares of Class A Common Stock at various exercise prices (the "Warrant"), (ii) the Company transferred to PFCI certain intellectual property rights of the Company outside the States of Georgia and Alabama, (iii) the Company and PFCI entered into a five-year mutual consulting arrangement, and (iv) the Company received a 2.5% interest in PFCI (collectively, the "Transactions").

   The Loan.  Pursuant to a Secured Loan Agreement (the "Loan Agreement"), the
   --------
Company has received a commitment from PFCI for certain loans in an aggregate principal amount not to exceed $20 million outstanding. The aggregate amount includes a term loan to the Company in the principal amount of $12 million, which loan was funded at the closing and used by the Company to repay certain indebtedness (the "Refinancing Loan"), and an $8 million development loan to be used by the Company for general corporate purposes and to fund development costs relating to the development of a business model for the improvement of the Company's business and facilities as contemplated by the Consulting Agreement, described below (the "Development Loan" and together with the Refinancing Loan, the "Loans"). Such Loans shall accrue interest at a rate of 5% per annum for a period of five years and at the "reference rate," as set by the Bank of America, Illinois, plus 1%, thereafter. The Loans are subordinated in right of payment to certain indebtedness of the Company and are secured by a second priority lien on substantially all of the assets of the Company and its subsidiaries.

   In accordance with the terms of the Loan Agreement and subject to certain conditions, at any time and from time to time after the earlier of (i) the acceleration of either of the Loans or (ii) July 30, 1998 and until the first day of the fiscal quarter of the Company commencing after January 31, 2002, PFCI shall have the option (the "Option") to convert the outstanding loan amounts into that number of shares of the Company's Series B Preferred Stock, stated value $40.00 per share ("Series B Preferred Stock"), at a purchase price equal to $40.00 per share, as may be adjusted in accordance with the terms of the Loan Agreement (the "Option Price"), equal to (i) $20 million divided by (ii) the Option Price; provided, PFCI shall be permitted to exercise such option in excess of 300,000 shares of Series B Preferred Stock only to the extent that PFCI has initially funded the Development Loan (at a rate of one share becoming exercisable for each $40 of funding), unless such Development Loan was not funded due to a material breach by the Company thereunder or under certain other agreements between the Company and PFCI. In addition, subject to certain conditions provided in the Loan Agreement, PFCI is required to exercise the Option with respect to an amount equal to (x) $12 million divided by (y) the

Option Price, not later than January 31, 2002, provided that at such time there exists no uncured event of default under the Refinancing Loan. The purchase price payable upon any exercise of such Option is to be paid by a contribution to the Company of a principal amount of the Loans equal to the purchase price, or to the extent the principal amount of the Loans is insufficient for this purpose, by cash.

       The Series B Preferred Stock, stated value of $40.00 per share, ranks (i) senior to all classes of common stock of the Company and to any other class or series of capital stock that does not expressly provide that it ranks senior to or on a parity with the Series B Preferred Stock with respect to dividends and upon liquidation, dissolution and winding-up, (ii) on parity with the Company's Series AA Preferred Stock, stated value $9.00 per share, and with each other class or series of the Company's capital stock that expressly provides that it ranks on a parity with the Series B Preferred Stock with respect to dividends and upon liquidation, dissolution and winding-up (collectively, "Parity Securities"), and (iii) junior to each class or series of the Company's capital stock that expressly provides that it ranks senior to the Series B Preferred Stock with respect to dividends and upon liquidation, dissolution and winding-up (collectively, "Senior Securities"). The terms of the Series B Preferred Stock provide that the Company shall not (a) create, authorize or issue any Senior Securities or Parity Securities, (b) reclassify any class or series of its capital stock into Senior Securities or Parity Securities, (c) increase the number of Series B Preferred Stock authorized for issuance, or (d) amend, modify or repeal its Articles of Incorporation, Articles of Amendment to the Articles of Incorporation, By-laws or any other specified designation, right, preference or power of the Series B Preferred Stock in a manner adverse to holders of Series B Preferred Stock without the approval of holders of at least two-thirds of the then outstanding Series B Preferred Stock.

       The holders of the Series B Preferred Stock will be entitled, at any time the Company shall declare and pay a dividend or distribution with respect to any class of the Company's common stock, to receive with respect to each share of Series B Preferred Stock held, a dividend or distribution that is the same dividend or distribution that would be received by a holder of the number of shares of Class A Common Stock into which such share of Series B Preferred Stock is convertible on the record date for such dividend or distribution. In the event of certain defaults with respect to redemption of the Series AA Preferred Stock, the Series B Preferred Stock will become entitled to receive, when, as and if declared by the Company's Board of Directors out of funds legally available therefor, cash dividends at an annual rate of 15% of the liquidation preference to which each share of Series B Preferred Stock is entitled.

       Each share of Series B Preferred Stock will be convertible at any time into that number of shares of Class A Common Stock obtained by dividing (i) the aggregate Liquidation Preference (as defined) of the shares to be converted by
(ii) the then-applicable Conversion Price (as defined). The initial Conversion Price is $4.00 per share and shall be subject to adjustment with respect to transactions occurring after January 31, 1997 (regardless of whether any shares of Series B Preferred Stock are then outstanding) pursuant to customary anti-dilution provisions, including provisions that require adjustment to the Conversion Price in the event the Company issues Class A Common Stock (or options to the purchase, rights to subscribe for, or securities convertible into or exchangeable for, Class A Common Stock) for no consideration or for consideration per share (determined as provided in the Series B Preferred Stock) less than either the Conversion Price or the Market Price (as defined) in effect immediately prior to such issuance of Class A Common Stock; provided, however, no adjustment shall be made to the Conversion Price in the case of the issuance of (i) the Warrants and certain other warrants issued by the Company, and the Class A Common Stock issuable upon the exercise of the Warrants and such other warrants, (ii) the Option, the Series B Preferred Stock issuable upon exercise of the Option and the Class A Common Stock issuable pursuant to the conversion of all or any portion of such Series B Preferred Stock, and (iii) the Series AA Preferred Stock of the Company and Class A Common Stock issuable upon conversion of such Series AA Preferred Stock.

   The holders of Series B Preferred Stock will vote with the holders of the Class A Common Stock, the holders of the Class B Common Stock, and the holders of the Series AA Preferred Stock, voting together as a single voting group, on any matter required or permitted to be voted upon by the holders of the Company's common stock. Each share of Series B Preferred Stock shall entitle the holder thereof such number of votes per share in each matter as shall equal the number of shares of Class A Common Stock into which such share of Series B Preferred Stock is convertible as of the record date for the determination of holders entitled to vote on such matters.

   Warrants.  Pursuant to a Transaction Agreement (the "Transaction Agreement"),
   --------
PFCI has paid to the Company $1,000,000 in exchange for the issuance of the Warrant. The Warrant, which expires on January 31, 2001,is exercisable at prices ranging from $4.00 to $5.50 per share, subject to adjustment in certain circumstances.


   Other Financings.  Pursuant to the Transaction Agreement, the Company has
   ----------------
agreed that at any time the Company desires to seek additional financing (whether debt or equity financing), the Company will negotiate in good faith with PFCI for a period of 20 days with regard to any portion of the entire amount (at the option of PFCI) of such financing prior to negotiating with any other entity with regard thereto. In the event the Company has engaged in good faith negotiations with PFCI and such negotiations have been unsuccessful, the Company must notify PFCI of the existence of any other financing arrangement it proposes to consummate and the terms and conditions thereof and shall grant PFCI a right of first refusal with respect to such proposed financing on the same terms and subject to the same conditions contained therein, in which event PFCI shall have 30 days thereafter in which to agree to provide all of the financing on the same terms and conditions of such proposed financing. In addition, in the event PFCI does not provide the financing as proposed by the Company and the Company enters into any financing other than a pure debt financing in which the debt instrument proposed to be offered has no equity-type features, the Company shall grant to PFCI a right to participate therein, on such basis as will permit PFCI to maintain the same percentage equity interest in the Company, on a fully-diluted basis, after such financing is completed as PFCI had prior to such financing.

   The Transaction Agreement also provides that if at any time the Company desires to sell substantially all of its assets, merge, consolidate or engage in any other business combination transaction (a "Business Combination"), the Company agrees to negotiate in good faith with PFCI for a period of 20 days with regard to any such Business Combination prior to negotiating with any other entity with regard thereto.

In the event the Company has engaged in good faith negotiations with PFCI and such negotiations have been unsuccessful, the Company shall make a final offer to PFCI (the "Final Company Offer") prior to engaging in negotiations with, soliciting offers from or accepting any offer of, any third party with respect to a Business Combination. In the event PFCI does not accept the Final
Company Offer within 20 days after the date it is received by PFCI, the Company shall thereupon have the right, during the six-month period following the expiration of such 20-day period, to enter into an agreement relating to a Business Combination (which Business Combination shall be consummated within the nine-month period following the expiration of such 20-day period) with any third party at a price and on terms no less favorable to the Company than the Final Company Offer. In the event the Company does not enter into a Business Combination within such six-month period or consummate the Business Combination within such nine-month period, as the case may be, PFCI shall again have the rights described above with respect to a proposed Business Combination.


   Transfer of Intellectual Property Rights.  The Company has transferred to a
   ----------------------------------------
newly organized business trust (the "Trust") certain federal and state registered and unregistered trademarks, trademark applications, registered and unregistered service marks, service mark applications, trade names, trade name rights, copyrights, trade secrets and know-how and other proprietary information of the Company (the "Intellectual Property"). The Trust issued to the Company two ownership certificates, one of which entitles the holder thereof to beneficial ownership of the Intellectual Property in the States of Georgia and Alabama and one of which (the "Worldwide Certificate") entitles the holder thereof to beneficial ownership of the Intellectual Property throughout the rest of the world. Neither the Company nor either certificate holder is entitled to any continuing royalties or other fees associated with the use of the Intellectual Property by the other party. The Trust also granted to the Company and PFCI licenses to use the Intellectual Property in their respective territories.

   The Company then sold the Worldwide Certificate to PFCI for $1,500,000 in cash and 712.3746 shares of the common stock, par value $.01 per share, of PFCI ("PFCI Common Stock"), representing 2.5% of the PFCI Common Stock on a fully diluted basis, taking into account (i) all shares of outstanding PFCI Common Stock, (ii) all shares of PFCI Common Stock issuable upon the exchange or conversion of outstanding debt, stock or other securities of PFCI and (iii) all shares of PFCI Common Stock issuable upon the exercise of outstanding options (other than unvested employee options), warrants or similar rights to acquire PFCI Common Stock. The Company also received certain anti-dilution rights with respect to the issuance in the future of additional PFCI Common Stock. PFCI, which was formed for the purpose of engaging in the Transactions, has been funded with a $17 million loan from Boston Chicken, Inc., convertible into shares of PFCI Common Stock, and equity and equity commitments from management and private investors. Harry A. Blazer, the Company's Chairman, President and Chief Executive Officer, has been elected a director of PFCI.

   Consulting Agreement.  The Company, Harry A. Blazer and PFCI have entered
   --------------------
into a five year Consulting Services Agreement (the "Consulting Agreement"), pursuant to which the Company has agreed to provide, for the period ending on January 31, 2002, certain consulting services and access to personnel, information and facilities of the Company for the purpose of developing a business model based on the current businesses (and certain businesses related to the current businesses) of the Company, including the creation of new organizational, systems, human resources, accounting and financial structures and models. A portion of the expenses of such development by the Company will be funded by the Company through the Development Loan. In addition, PFCI has agreed to make available its general business know-how and the information and know-how it acquires under the Consulting Agreement to the Company during the term of the Consulting Agreement. PFCI has paid the Company a consulting services fee of $500,000 under the Consulting Agreement.

   Registration Rights.  The Company and PFCI are parties to a registration
   -------------------
rights agreement dated January 31, 1997 (the "Registration Agreement"), pursuant to which the Company granted to PFCI unlimited piggyback registration rights under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Class A Common Stock now owned or hereafter acquired by PFCI or which are issuable upon the conversion, exercise or exchange of any security of the Company now owned or hereafter acquired by PFCI or which PFCI has the right to acquire, including preferred stock, notes or other evidences of indebtedness convertible into, exercisable or exchangeable for, Class A Common Stock, and Class A Common Stock issuable upon exercise of any warrant, and all other securities issued with respect thereto by reason of dividends, stock splits, combinations or similar transactions ("Registrable Securities"). In addition, the Company is obligated to file, within 18 months after January 31, 1997, a registration statement under the Securities Act (the "Resale Registration") in which PFCI will be entitled to include the Registrable Securities then held by PFCI and that will permit PFCI to make public resales of the Registrable Securities; provided, that such 18-month period may be extended for an additional 12-months if the Company has been advised in writing by a nationally recognized independent investment banking firm that, in such firm's opinion, the filing of such resale registration statement immediately prior to the end of the 18-month period might materially and adversely affect the Company (including the price of the Class A Common Stock). Upon the effectiveness of the Resale Registration and for a period of two years thereafter, PFCI has agreed not to effect the sale of more than 25% of the Registrable Securities beneficially owned by it on the effective date of the Resale Registration during any period of six consecutive months. The Company will bear substantially all of the expenses in connection with any registrations under the Registration Agreement (other than underwriting discounts or commissions).

   Exchange of Series A Preferred Stock for Series AA Preferred Stock.
   ------------------------------------------------------------------
Concurrent with the Transactions, the Company entered into an agreement with the holders of the Company's outstanding Series A preferred stock, stated value $9.00 per share ("Series A Preferred Stock"), pursuant to which each holder of Series A Preferred Stock exchanged such holder's shares of Series A Preferred Stock for an equal number of the Company's newly issued Series AA Preferred Stock (the "Exchange"). As set forth above, the holders of Series AA Preferred Stock will vote with the holders of Class A Common Stock, the holders of Class B Common Stock and the holders of the Series B Preferred Stock, voting together as a single group, on any matter required or permitted to be voted upon by the holders of the Company's common stock. Each share of Series AA Preferred Stock shall entitle the holder thereof the right to such number of votes per share in each matter as shall equal the number of shares of Class A Common Stock into which such share of Series AA Preferred Stock is convertible as of the record date for the determination of holders entitled to vote on such matters. Each share of Series AA Preferred Stock will be convertible at any time into that number of shares of Class A Common Stock obtained by dividing the aggregate liquidation preference of the Series AA Preferred Stock by the then applicable conversion price. The initial conversion price of the Series AA Preferred Stock is $6.50 per share and is subject to adjustment in certain circumstances.

   In addition, as further consideration for the Exchange, the Company and the holders of Series AA Preferred Stock have agreed to reduce from $10.00 per share to $4.00 per share the exercise price of certain warrants to purchase shares of Class A Common Stock that were issued in connection with the original issuance of the Series A Preferred Stock and to amend certain other agreements among the Company, Harry A. Blazer and certain of the holders of Series AA Preferred Stock.

   Amendment of Credit Agreement and Related Matters. In connection with the
   -------------------------------------------------
above-described transactions, the Company used $13,016,086.48 of proceeds, $12,000,000 of which was funded by the Refinancing Loan advanced under the Loan Agreement and the remainder of which was funded by moneys that the Company received for the sale of the Worldwide Certificate to PFCI and in exchange for the Warrant issued under the Transaction Agreement, to repay in full all of the obligations owing under the Amended and Restated Credit Agreement (as amended, the "Senior Credit Agreement") to NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association ("NationsBank"). In addition, the Company and other related parties consummated the following transactions: (i) NationsBank assigned to Creditanstalt-Bankverein ("Creditanstalt") all of its revolving commitment and its interest in the revolving loans advanced under the Senior Credit Agreement; (ii) NationsBank resigned as agent under the Senior Credit Agreement; (iii) Creditanstalt was appointed successor agent; and (iv) NationsBank transferred to Creditanstalt all of its warrants to purchase shares of Class A Common Stock, of which Creditanstalt retained 72,000 warrants (having an exercise price of $3.00 per share) and surrendered to the Company for cancellation 144,000 warrants.

   Further, the Company and Creditanstalt amended the Senior Credit Agreement to, among other things: (i) provide for the consummation of the transactions set forth in the Transaction Agreement, including without limitation, the commitment of the Loans and the grant of the Option under the Secured Loan Agreement, the issuance of the Warrants under the Transaction Agreement, the sale of the Worldwide Certificate, and all other transactions contemplated therein and thereby; and (ii) amend certain provisions thereof, including certain negative covenants and certain financial covenants. In addition, the Company and Creditanstalt agreed to reduce the exercise price of warrants to purchase 48,000 shares of Class A Common Stock from $6.00 to $3.00. As a result of these transactions, Creditalstalt now holds warrants to purchase an aggregate of 216,000 shares of Class A Common Stock, all at an exercise price of $3.00 per share.

   The Company owns and operates five stores in the Atlanta area, including three Harry's Farmers Markets, which are mega-markets specializing in high quality fresh fruits and vegetables, meats and seafood, fresh-bakery goods, freshly-made, ready-to-heat and ready-to-eat prepared foods, and deli, cheese and dairy products, and two Harry's-In-A-Hurry stores which are smaller than the mega-markets, with more emphasis on fresh, ready-to-heat and ready-to-eat prepared foods of high quality. The Company's line of over 300 prepared food products and meals are made in the Company's 28,000 square foot USDA-approved manufacturing facility, while over 200 proprietary bakery items are baked fresh daily in the Company's 55,000 square foot bakery.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
------   -----------------------------------------------------------------

   Exhibit         Description
   -------         -----------

     3.1 Articles of Amendment to Articles of Incorporation of the Company regarding Series AA Preferred Stock.
     3.2 Articles of Amendment to Articles of Incorporation of the Company regarding Series B Preferred Stock
     4.1 Preferred Stock Exchange Agreement dated January 31, 1997 among the Company and Robert Fleming Nominees Ltd., AXA Equity & Law Life Assurance Society, Orbis Pension Trustees Ltd., Ashford Capital Partners, L.P. and Theodore H. Ashford.
     4.2 Amendment to Registration Rights Agreement dated as of January 31, 1997 between the Company and Robert Fleming Nominees Ltd.

     4.3 Amendment to Registration Rights Agreement dated as of January 31, 1997 between the Company and AXA Equity & Law Life Assurance Society, Orbis Pension Trustees Ltd., Ashford Capital Partners, L.P. and Theodore H. Ashford.
     4.4 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Robert Fleming Nominees Ltd.
     4.5 Amendment to Warrant Certificate dated January 31, 1997 between the Company and AXA Equity & Law Life Assurance Society.
     4.6 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Orbis Pension Trustees Ltd.
     4.7 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Ashford Capital Partners, L.P.
     4.8 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Theodore H. Ashford.
     4.9      Amended and Restated Stockholders Agreement dated as of
              January 31, 1997 by and among the Company, Harry A. Blazer and Robert Fleming Nominees, Ltd.
     4.10 Amended and Restated Investors' Agreement dated as of January 31, 1997 by and among the Company, Harry A. Blazer and AXA Equity & Law Life Assurance Society, Orbis Pension Trustees Ltd., Ashford Capital Partners, L.P. and Theodore H. Ashford.
     4.11 Registration Rights Agreement dated as of January 31, 1997 by and between the Company and HFMI Acquisition Corporation ("PFCI").
     4.12     Warrant  certificate issued on January 31, 1997 to PFCI.
     4.13     Amended and Restated Warrant Certificate issued on December
              30, 1994 to Creditanstalt-Bankverein.
     4.14 Amended and Restated Warrant Certificate issued on May 8, 1996 to Creditanstalt-Bankverein.
     10.1 Transaction Agreement dated as of January 31, 1997 among PFCI and the Company.
     10.2 Secured Loan Agreement dated as of January 31, 1997 between PFCI and the Company.
     10.3 Acquisition Agreement dated January 31, 1997 between the Company and PFCI.
     10.4 Trust Agreement dated as of January 30, 1997 between and among Wilmington Trust Company, PFCI and the Company.
     10.5 PFCI License Agreement dated as of January 31, 1997 between HFMI Trust and PFCI.
     10.6 HFMI License Agreement dated as of January 31, 1997 between HFMI Trust and the Company.
     10.7 Transfer Agreement dated as of January 31, 1997 between and among the Company, HFMI Trust and PFCI.
     10.8 Trust Certificate dated January 30, 1997 issued to HFMI Trust regarding the Georgia Class Interests.
     10.9 Trust Certificate dated January 30, 1997 issued to HFMI Trust regarding the Worldwide Class Interests.

     10.10 Administration and Servicing Agreement dated as of January 31, 1997 between HFMI Trust, PFCI and the Company.
     10.11 Assignment of Intellectual Property dated January 31, 1997, by and between the Company and HFMI Trust.
     10.12 Consulting Services Agreement dated as of January 31, 1997 between PFCI, the Company and Harry A. Blazer.
     10.13 Ninth Amendment to Loan Agreement dated January 31, 1997, by and among the Company, NationsBank, N.A. and Creditanstalt-Bankverein (Acknowledgement and Consent of the Guarantors dated as of January 31, 1997 by Marthasville Trading Company and Karalea, Inc. attached thereto).
     10.14 Conditional Assignment and Security Agreement dated as of January 31, 1997 between the Company and Creditanstalt-Bankverein.
     10.15 Intercreditor Agreement dated January 31, 1997 between Creditanstalt-Bankverein and HFMI Acquisition Corporation.
     10.16 First Amendment to Amended and Restated Warrant Agreement dated as of January 31, 1997 between the Company and Creditanstalt-Bankverein.
     10.17 Fourth Modification of Deed to Secure Debt and Security Agreement dated as of January 31, 1997 between the Company and Creditanstalt-Bankverein.
     10.18 Pledge Agreement dated as of January 31, 1997 between the Company and Creditanstalt-Bankverein.
     10.19 Revolving Credit Note for $12,000,000, dated January 31, 1997 between the Company and Creditanstalt-Bankverein.
     99.1     Press Release of the Company dated January 31, 1997.

                                   SIGNATURES
                                   ----------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HARRY'S FARMERS MARKET, INC.
                                              (Registrant)



                                   By /s/ Harry A. Blazer
                                      ---------------------------------
                                      Harry A. Blazer
                                      President and Chief Executive Officer


Date:  February    , 1997

                -----------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                  -----------

                                    EXHIBITS

                                       TO

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K

                            DATED FEBRUARY   , 1997
                                           --

                          HARRY'S FARMERS MARKET, INC.

                -----------------------------------------------

                               INDEX TO EXHIBITS
                               -----------------


Exhibit                                                               Sequential
No.                 Description                                             Page
-------             -----------                                       ----------

3.1 Articles of Amendment to Articles of Incorporation of the Company regarding Series AA Preferred Stock.
3.2 Articles of Amendment to Articles of Incorporation of the Company regarding Series B Preferred Stock
4.1 Preferred Stock Exchange Agreement dated January 31, 1997 among the Company and Robert Fleming Nominees Ltd., AXA Equity & Law Life Assurance Society, Orbis Pension Trustees Ltd., Ashford Capital Partners, L.P. and Theodore H. Ashford.
4.2 Amendment to Registration Rights Agreement dated as of January 31, 1997 between the Company and Robert Fleming Nominees Ltd.
4.3 Amendment to Registration Rights Agreement dated as of January 31, 1997 between the Company and AXA Equity & Law Life Assurance Society, Orbis Pension Trustees Ltd., Ashford Capital Partners, L.P. and Theodore H. Ashford.
4.4 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Robert Fleming Nominees Ltd.
4.5 Amendment to Warrant Certificate dated January 31, 1997 between the Company and AXA Equity & Law Life Assurance Society.
4.6 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Orbis Pension Trustees Ltd.
4.7 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Ashford Capital Partners, L.P.
4.8 Amendment to Warrant Certificate dated January 31, 1997 between the Company and Theodore H. Ashford.
4.9      Amended and Restated Stockholders Agreement dated as of
         January 31, 1997 by and among the Company, Harry A. Blazer and Robert Fleming Nominees, Ltd.
4.10 Amended and Restated Investors' Agreement dated as of January 31, 1997 by and among the Company, Harry A. Blazer and AXA Equity & Law Life Assurance Society, Orbis Pension Trustees Ltd., Ashford Capital Partners, L.P. and Theodore H. Ashford.
4.11 Registration Rights Agreement dated as of January 31, 1997 by and between the Company and HFMI Acquisition Corporation ("PFCI").
4.12     Warrant  certificate issued on January 31, 1997 to PFCI.
4.13     Amended and Restated Warrant Certificate issued on December
         30, 1994 to Creditanstalt-Bankverein.
4.14 Amended and Restated Warrant Certificate issued on May 8, 1996 to Creditanstalt-Bankverein.
10.1 Transaction Agreement dated as of January 31, 1997 among PFCI and the Company.
10.2 Secured Loan Agreement dated as of January 31, 1997 between PFCI and the Company.
10.3 Acquisition Agreement dated January 31, 1997 between the Company and PFCI.
10.4 Trust Agreement dated as of January 30, 1997 between and among Wilmington Trust Company, PFCI and the Company.
10.5 PFCI License Agreement dated as of January 31, 1997 between HFMI Trust and PFCI.
10.6 HFMI License Agreement dated as of January 31, 1997 between HFMI Trust and the Company.
10.7 Transfer Agreement dated as of January 31, 1997 between and among the Company, HFMI Trust and PFCI.
10.8 Trust Certificate dated January 30, 1997 issued to HFMI Trust regarding the Georgia Class Interests.
10.9 Trust Certificate dated January 30, 1997 issued to HFMI Trust regarding the Worldwide Class Interests.

10.10    Administration and Servicing Agreement dated as of January 31,
         1997 between HFMI Trust, PFCI and the Company.
10.11 Assignment of Intellectual Property dated January 31, 1997, by and between the Company and HFMI Trust.
10.12 Consulting Services Agreement dated as of January 31, 1997 between PFCI, the Company and Harry A. Blazer.
10.13 Ninth Amendment to Loan Agreement dated January 31, 1997, by and among the Company, NationsBank, N.A. and Creditanstalt-Bankverein (Acknowledgement and Consent of the Guarantors dated as of January 31, 1997 by Marthasville Trading Company and Karalea, Inc. attached thereto).
10.14    Conditional Assignment and Security Agreement dated as of January
         31, 1997 between the Company and Creditanstalt-Bankverein.
10.15 Intercreditor Agreement dated January 31, 1997 between Creditanstalt-Bankverein and HFMI Acquisition Corporation.
10.16 First Amendment to Amended and Restated Warrant Agreement dated as of January 31, 1997 between the Company and Creditanstalt-
         Bankverein.
10.17 Fourth Modification of Deed to Secure Debt and Security Agreement dated as of January 31, 1997 between the Company and Creditanstalt-Bankverein.
10.18 Pledge Agreement dated as of January 31, 1997 between the Company and Creditanstalt-Bankverein.
10.19 Revolving Credit Note for $12,000,000, dated January 31, 1997 between the Company and Creditanstalt-Bankverein.
99.1     Press Release of the Company dated January 31, 1997.